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                                                                EXHIBIT 10.14(b)

                               FIRST AMENDMENT TO
                            ENRON OIL & GAS COMPANY
                  1993 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

     WHEREAS, Enron Oil & Gas Company (the "Company") has heretofore adopted and maintains the Enron Oil & Gas Company 1993 Nonemployee Directors Stock Option Plan (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan with respect to Options granted to Nonemployee Directors;

     NOW, THEREFORE, the Plan is hereby amended as follows:

Effective February 13, 1997, Paragraph III of the Plan is deleted in its entirety and replaced with the following:

                         "III. Eligibility of Optionee

          Options may be granted only to individuals who are Nonemployee Directors. Each Nonemployee Director who is elected or appointed to the Board of Directors of the Company (the "Board") for the first time after the effective date of the Plan shall be granted, as of the date of his or her election or appointment and without the exercise of the discretion of any person, an Option exercisable for 7,000 Shares (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to Shares subject to Options then outstanding). As of the date of the annual meeting of the stockholders of the Company in each year that the Plan is in effect as provided in Paragraph VI hereof, each Nonemployee Director who is in office immediately after such meeting and who is not then entitled to receive an Option pursuant to the preceding provisions of this Paragraph III shall be granted, without the exercise of the discretion of any person, an Option exercisable for 7,000 Shares (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to Shares subject to Options then outstanding)."

AS AMENDED HEREBY, the Plan is specifically ratified and reaffirmed.

Dated effective as of February 13, 1997.

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ATTEST:                                            ENRON OIL & GAS COMPANY
                                                   By: /s/ J. CHRIS BRYAN
By: /s/ ANGUS H. DAVIS                             ----------------------------------------
                                                       J. Chris Bryan
--------------------------------------------           Vice President, Administration &
    Angus H. Davis                                     Human Resources
    Vice President, Communications and
    Corporate Secretary
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